METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Steven A. Kandarian

Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, Chairman of the Board, President and Chief Executive Officer and a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ Steven A. Kandarian
Steven A. Kandarian

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Cheryl W. Grisé

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grisé, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Cheryl W. Grisé
Cheryl W. Grisé

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Carlos M. Gutierrez

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos M. Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Carlos M. Gutierrez
Carlos M. Gutierrez

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

R. Glenn Hubbard

Director

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ R. Glenn Hubbard
R. Glenn Hubbard

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Alfred F. Kelly, Jr.

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Alfred F. Kelly, Jr.
Alfred F. Kelly, Jr.

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

William E. Kennard

Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ William E. Kennard
William E. Kennard

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

James M. Kilts

Director

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ James M. Kilts
James M. Kilts

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Catherine R. Kinney

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Catherine R. Kinney
Catherine R. Kinney

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Denise M. Morrison

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise M. Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Denise M. Morrison
Denise M. Morrison

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kenton J. Sicchitano

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Kenton J. Sicchitano
Kenton J. Sicchitano

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Lulu C. Wang

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Lulu C. Wang
Lulu C. Wang

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John C.R. Hele

Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John C.R. Hele, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ John C.R. Hele
John C.R. Hele

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter M. Carlson

Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933, in connection with the Registered Fixed Account Option for Gold Track Select, the Fixed Annuity (also marketed as “Strategic Value Annuity”), the MetLife Shield Level Selector and the MetLife Shield Level Selector 3-Year annuity products and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2015.

/s/ Peter M. Carlson
Peter M. Carlson